UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 24, 2019
(Date of Report (Date of earliest event reported))

DELTA TUCKER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-173746	27-2525959
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Old Meadow Road
McLean, Virginia 22102
(571) 722-0210
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On July 24, 2019, DynCorp International (“we” or “DynCorp International”), a wholly owned subsidiary of Delta Tucker Holdings, Inc., scheduled a lender presentation for July 25, 2019 to discuss the possible refinancing of its existing capital structure with a new $70 million senior secured revolving credit facility maturing in 2024 and a new $360 million senior secured term loan facility maturing in 2025. There can be no assurances that any such refinancing will be completed.
The information contained in Item 7.01 to this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.
Item 8.01 Other Events.
Redemption of Senior Unsecured Notes

On July 24, 2019, we issued a conditional notice of optional full redemption to holders of our outstanding 11.875% Senior Secured Second Lien Notes due 2020 (CUSIP No. 26817CAC5), originally issued on June 15, 2016 (the “Second Lien Notes”). All of the $390.5 million outstanding principal amount of the Second Lien Notes will be redeemed. The redemption price will be 100% of the principal amount, (including any increased principal amount of Second Lien Notes resulting from paid-in-kind interest (“PIK Interest”)), plus accrued and unpaid cash interest together with an amount of cash equal to all accrued and unpaid PIK Interest, to but excluding the redemption date of August 23, 2019 (unless delayed as set forth below) (such amount, the “Total Redemption Price” and such date, the “Redemption Date”). The redemption of the Second Lien Notes is conditioned on DynCorp International’s receipt of net cash proceeds from the proposed entry into a new senior secured term loan facility at a time and date before 10:00 a.m. on the Redemption Date that are sufficient, together with cash on hand, to pay the Total Redemption Price. The redemption of the Second Lien Notes may be delayed until such time as the condition is satisfied or may be rescinded if the condition is not satisfied by the Redemption Date.
This Current Report on Form 8-K is not an offer to buy, or a notice of redemption with respect to, the Second Lien Notes or any other securities.
Cautionary Note Regarding Forward Looking Statements
This Current Report on Form 8-K may contain forward-looking statements regarding future events and our future results that are subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995 under the Securities Act of 1933 and the Securities Exchange Act of 1934. Without limiting the foregoing, the words “believes,” “thinks,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties. Statements regarding the amount of our backlog, estimated total contract values, and 2019 outlook are other examples of forward-looking statements. We caution that these statements are further qualified by important economic, competitive, governmental, international and technological factors that could cause our business, strategy, projections or actual results or events to differ materially, or otherwise, from those in the forward-looking statements. These factors, risks and uncertainties include, among others, the following: our current or future levels of indebtedness, our ability to refinance or amend the terms of that indebtedness, and changes in availability of capital and cost of capital; the ability to refinance, amend or generate sufficient cash to repay the Second Lien Notes and our Term Loan facility under the New Senior Credit Facility maturing on July 7, 2020, or to refinance, amend or repay our other indebtedness, including any future indebtedness, which may force us to take other actions to satisfy our obligations under our indebtedness, which may not be successful; the future impact of mergers, acquisitions, divestitures, joint ventures or teaming agreements; the outcome of any material litigation, government investigation, audit or other regulatory matters; restatement of our financial statements causing credit ratings to be downgraded or covenant violations under our debt agreements; policy and/or spending changes implemented by the Trump Administration, any subsequent administration or Congress, including any further changes to the sequestration that the United States ("U.S.") Department of Defense ("DoD") is currently operating under; termination or modification of key U.S. government or commercial contracts, including subcontracts; changes in the demand for services that we provide or work awarded under our contracts, including without limitation, the LOGCAP

IV contract and any impact from the result of the LOGCAP IV re-compete ("LOGCAP V"); the outcome of future extensions on awarded contracts and the outcomes of re-competes on existing programs; changes in the demand for services provided by our joint venture partners; changes due to pursuit of new commercial business in the U.S. and abroad; activities of competitors and the outcome of bid protests, including, without limitation, the protest against awards for LOGCAP V filed by the Company on April 22, 2019; changes in significant operating expenses; impact of lower than expected win rates for new business; general political, economic, regulatory and business conditions in the U.S. or in other countries in which we operate; acts of war or terrorist activities, including cyber security threats; variations in performance of financial markets; the inherent difficulties of estimating future contract revenue and changes in anticipated revenue from indefinite delivery, indefinite quantity ("IDIQ") contracts and indefinite quantity contracts ("IQC"); the timing or magnitude of any award, performance or incentive fee or any penalty, liquidated damages or disincentive under our government contracts; changes in expected percentages of future revenue represented by fixed-price and time-and-materials contracts, including increased competition with respect to task orders subject to such contracts; decline in the estimated fair value of a reporting unit resulting in a goodwill impairment and a related non-cash impairment charged against earnings; changes in underlying assumptions, circumstances or estimates that may have a material adverse effect upon the profitability of one or more contracts and our performance; impact of the tax reform legislation known colloquially as the Tax Cuts and Jobs Act (the "Tax Act") or other tax reform implemented by the Trump Administration, and any subsequent administration or Congress; changes in our tax provisions or exposure to additional income tax liabilities that could affect our profitability and cash flows; uncertainty created by changes in management or other restructuring activities; termination or modification of key subcontractor performance or delivery; the ability to receive timely payments from prime contractors where we act as a subcontractor; and statements covering our business strategy, those described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission (“SEC”) on March 19, 2019, and other risks detailed from time to time in our reports filed with the SEC and other risks detailed from time to time in our reports posted to our website or made available publicly through other means. Accordingly, such forward-looking statements do not purport to be predictions of future events or circumstances and therefore, there can be no assurance that any forward-looking statements contained herein will prove to be accurate. We assume no obligation to update the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The Company's actual results could differ materially from those contained in the forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 24, 2019	DELTA TUCKER HOLDINGS, INC.

/s/ William T. Kansky
William T. Kansky
Senior Vice President and Chief Financial Officer